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                                                                  EXHIBIT 10.6

                             EMPLOYMENT AGREEMENT
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          This Employment Agreement is made and entered into by and between BRIO
TECHNOLOGY, INC. (the "Company") and Karen Willem ("Willem") as of July 21, 1997 ("Effective Date").

               1.   POSITION AND DUTIES:  Willem is employed by the Company as
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its Executive Vice President of Finance and Operations reporting to the
Company's President at its headquarters in Palo Alto, California. As Executive Vice President of Finance and Operations Willem agrees to devote her energy and skill to her duties at the Company. These duties shall include, but not be limited to, any duties consistent with her position which may be assigned to Willem from time to time by the Company's President.

               2.   TERM OF EMPLOYMENT:  Willem's employment with the Company
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pursuant to this Agreement will be on an at-will basis, and may be terminated by
Willem, or the Company at any time with or without cause on notice to the other. If a party desires to terminate this Agreement for convenience purposes, it shall give the other party thirty (30) day's written notice. Upon the termination of Willem's employment with the Company, for any reason, neither Willem nor the Company shall have any further obligation or liability to the other, except as set forth in this Agreement and in the employee Confidential Information and Inventions Agreement attached hereto as Exhibit A and made a part hereof, and the Mutual Agreement to Arbitrate Claims which is also attached hereto as Exhibit B and made a part hereof.

               3.   COMPENSATION:   Willem shall be compensated by the Company
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for her services as follows:

                    a.   SALARY: Willem shall be paid a semi-monthly salary of
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          $6,250.00 ($150,000.00 on an annualized basis), subject to applicable withholding, in accordance with the Company's payroll procedures regularly established, and as they may be amended, by the Company. Willem's salary will be reviewed annually and possibly adjusted as determined appropriate at the sole discretion of the Company. In addition, Willem shall be eligible for bonuses of $10,000 per quarter. These bonuses will paid based upon the achievement of mutually agreed upon objectives to be determined by Willem and the Company's President.


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                    b.   BENEFITS: Willem shall have the right, on the same
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          basis as other employees of the Company, to participate in and to receive benefits under all of the Company's employee benefit plans, including medical, dental and disability group insurance plans, as set forth in the Employee Handbook and as governed by the terms of the applicable benefit plans, as they may be amended from time to time. In addition, Willem shall be entitled to the benefits afforded to other members of management under the Company's vacation, holiday and business expense reimbursement policies as set forth in the Employee Handbook and as they may be amended from time to time.

                    c.   STOCK OPTIONS: Willem will be granted an option to
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          purchase 150,000 shares of the Company's common stock subject to requisite Board Approval. The option shall be subject to four (4) year vesting and the terms and conditions of the Company's 1992 Stock Option Plan and related stock option agreement.

                    d.   TERMINATION FOLLOWING AN ACQUISITION:  In the event the
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          Company is acquired and Willem's employment with the Company (or its successors or assigns) is terminated without cause six (6) months prior to the date of the acquisition, or twelve (12) months after the date of the acquisition, then the vesting provisions in Willem's options shall be accelerated by one year. In the event that there are any conflicts between the provisions in the Company's Stock Option Plan and this Agreement, the terms of this Agreement supersede the Plan.

          Except as expressly provided for herein, all compensation, benefit coverage, and other prerequisites of employment shall cease as of such termination date. In the event of any acquisition, any successor or assign to the Company shall jointly and severally assume the obligations under this Agreement.

                    e.   EXPENSE REIMBURSEMENTS: Upon receipt of proper
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          documentation establishing the amount of such expenses, the Company shall promptly reimburse Willem for any reasonable business expenses incurred in accordance with applicable Company policies, and as they may be amended from time to time. Willem agrees to comply with any and all policies established by the Company regarding business expenses seeking reimbursement for such expenses.

               4.   BENEFITS UPON VOLUNTARY TERMINATION:  In the event that
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Willem voluntarily resigns from her employment with the Company, or in the event that Willem's
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employment terminates as the result of her death or disability, Willem shall be entitled to no compensation or benefits from the Company other than those earned under paragraph 3 above through the date of her termination.

               5.   RETURN OF COMPANY PROPERTY:  Willem hereby acknowledges and
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agrees that all company property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or other materials, or copies thereof, and equipment furnished to or prepared by Willem in the course of or incident to her employment, belong to the Company and, absent the express written consent of the Company's President, shall be promptly returned to the Company upon termination of Willem's employment.

               6.   EXCLUSIVE REMEDY:  Subject to paragraphs 4 and 5 above,
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Willem shall be entitled to no further compensation for any damage or injury arising out of the termination of this employment by the Company.

               7.   CONFIDENTIAL INFORMATION AND INVENTIONS AGREEMENT: Willem
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agrees to abide by the terms and conditions of the Company's Employee
Confidential Information and Inventions Agreement executed by Willem and attached hereto as Exhibit A.

               8.   MUTUAL AGREEMENT TO ARBITRATE CLAIMS:  Willem agrees to
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abide by the terms and conditions of the Company's Mutual Agreement to Arbitrate
Claims executed by Willem and attached hereto as Exhibit B.

               9.   ENTIRE AGREEMENT:  This Agreement, along with Exhibit A and
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B hereto, constitutes the entire employment agreement between Willem and the
Company regarding the terms and conditions of her employment. The parties intend that this Agreement supersede all prior negotiations, representations or agreements between Willem and the Company, whether written or oral, concerning Willem's employment by the Company and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

               10.  ATTORNEYS' FEES:  The prevailing party shall be entitled to
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recover from the losing party its attorneys' fees and costs incurred in any action brought to enforce any right arising out of this Agreement.
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               11.  INTERPRETATION:  Willem and the Company agree that this
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Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

               12.  SUCCESSORS AND ASSIGNS:  This Agreement shall inure to the
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benefit or and be binding upon the Company and its successors and under assigns.
In view of the personal nature of the services to be performed this Agreement by Willem, she shall not have the right to assign or transfer any of her rights, obligations or benefits under this Agreement, except as otherwise note herein.

               13.  WILLEM'S ACKNOWLEDGMENT:  Willem acknowledges that she is
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not relying, and has not relied, on any promise, representation or statement made by or on behalf of the Company, whether written or oral, which is not set forth in this Agreement. Willem further acknowledges that she has consulted with or has had the opportunity to consult with independent counsel of her own choice concerning this Agreement and has been advised to do so by the Company and she has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on her own judgment.

               14.  VALIDITY:  If any one or more of the provisions (or any part
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thereof) of this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

               15.  MODIFICATION:  This Agreement may only be modified or
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amended by a supplemental written agreement signed by Willem and the Chief
Executive Office of the Company.


               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year written below.


                                              BRIO TECHNOLOGY, INC.


     By:  /s/ Karen Willem              By: /s/ Yorgen H. Edholm
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          KAREN WILLEM                  YORGEN H. EDHOLM
                                        PRESIDENT AND
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                                             CHIEF EXECUTIVE OFFICER

     Date: _________________________    Date:  _____________________________